Grayscale Bitcoin Miners ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Financials - 7.8%
Block, Inc. (a)	2,551	$138,596
Galaxy Digital Holdings Ltd. (a)	7,287	76,806
SBI Holdings, Inc.	5,400	143,829
		359,231

Information Technology - 92.1%(b)
Applied Digital Corp. (a)	31,248	175,614
Bit Digital, Inc. (a)	74,131	149,745
Bitdeer Technologies Group (a)	22,069	194,869
Bitfarms Ltd. (a)	166,291	131,071
BitFuFu, Inc. - Class A (a)	7,597	34,794
Canaan, Inc. - ADR (a)	164,639	144,520
Cipher Mining, Inc. (a)	75,656	174,009
Cleanspark, Inc. (a)	29,694	199,544
Core Scientific, Inc. (a)	59,395	430,020
Digi Power X, Inc. (a)	11,985	13,663
GMO internet group, Inc.	3,000	61,589
Hive Digital Technologies Ltd. (a)	73,554	106,653
Hut 8 Corp. (a)	17,125	198,992
Intel Corp.	6,428	145,980
IREN Ltd. (a)	30,898	188,169
MARA Holdings, Inc. (a)	62,982	724,293
Neptune Digital Assets Corp. (a)	38,831	42,628
Northern Data AG (a)	8,137	210,072
NVIDIA Corp.	1,325	143,603
Riot Platforms, Inc. (a)	75,180	535,282
Terawulf, Inc. (a)	69,036	188,468
The9 Ltd. - ADR (a)	3,751	56,303
		4,249,881
TOTAL COMMON STOCKS (Cost $7,094,827)		4,609,112

SHORT-TERM INVESTMENTS - 0.1%		Value
Money Market Funds - 0.1%	Shares
First American Government Obligations Fund - Class X, 4.27% (c)	4,507	4,507
TOTAL SHORT-TERM INVESTMENTS (Cost $4,507)		4,507

TOTAL INVESTMENTS - 100.0% (Cost $7,099,334)		4,613,619
Other Assets in Excess of Liabilities - 0.0% (d)		1,728
TOTAL NET ASSETS - 100.0%		$4,615,347
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Grayscale Bitcoin Miners ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$4,609,112	$–	$–	$4,609,112
Money Market Funds	4,507	–	–	4,507
Total Investments	$4,613,619	$–	$–	$4,613,619

Refer to the Schedule of Investments for further disaggregation of investment categories.